MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

               MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.
                    MERCURY SENIOR FLOATING RATE FUND, INC.

                 Prospectus Supplement dated November 3, 2000


         "Management of the Fund--Directors and Officers" is revised by adding the following individuals, who are primarily responsible for the day-to-day management of each Fund's portfolio:

         KEVIN BOOTH (46)--Vice President and Portfolio Manager
(1)(2)--Director of MLIM since 1998; Vice President of MLIM since 1991.

         JOSEPH P. MATTEO (36)-- Vice President and Portfolio Manager
(1)(2)--Vice President of MLIM since 1997; Vice President at The Bank of New York from 1994 to 1997.

         In addition, Richard C. Kilbride and Gilles Marchand are no longer portfolio managers or officers of the Funds.

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